                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                  CURRENT INCOME SHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                          CURRENT INCOME SHARES, INC.
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD MARCH 14, 1996

To the Shareholders of
  Current Income Shares, Inc.

    The Annual Meeting of Shareholders (the "Meeting") of Current Income Shares, Inc., a Delaware corporation (the "Company"), will be held in the Board Room on the 38th floor of the Union Bank Building at 445 South Figueroa Street, Los Angeles, California 90071, on Thursday, March 14, 1996 at 11:00 A.M. California time, for the following purposes:

        (1) To elect the Board of Directors of the Company;

        (2) To approve or disapprove the selection of Arthur Andersen LLP as the independent public accountants for the Company for the fiscal year ending December 31, 1996;

        (3) To approve or disapprove a new Management and Investment Advisory Agreement between the Company and Union Bank of California, N.A., the banking successor to Union Bank, the Company's present adviser; and

        (4) To transact such other business as may properly come before the Meeting.

    The Meeting may be adjourned from time to time and, at any adjourned meeting, action with respect to the matters specified in this notice may be taken with such further notice to shareholders, if any, as may be required by the By-Laws.

    Only shareholders of the Company of record at the close of business on January 19, 1996 are entitled to notice of and to vote at the Meeting and any adjournments thereof. A list of such shareholders will be open to examination by any shareholder for any purpose germane to the Meeting, at the time and place of the Meeting and, during the ten days prior to the Meeting, at the office of Harris Trust Company of California, 601 South Figueroa Street, 49th Floor, Los Angeles, California 90017.

    Your attention is directed to the attached Proxy Statement. YOU ARE REQUESTED TO DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE WITHOUT DELAY. PLEASE DO SO WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON. You are invited to attend and your proxy will not be used if you are present and prefer to vote in person.

                                       By order of the Board of Directors

                                             Jonathan A. Wright, Secretary

January   , 1996

            ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MARCH 14, 1996

                          CURRENT INCOME SHARES, INC.
                           445 SOUTH FIGUEROA STREET
                         LOS ANGELES, CALIFORNIA 90071
                                PROXY STATEMENT

    This Proxy Statement is being sent on or about January , 1996 in connection with the solicitation by the Board of Directors of Current Income Shares, Inc., a Delaware corporation (the "Company"), of proxies, on the form enclosed with this Proxy Statement, for use at the Annual Meeting of Shareholders of the Company (the "Meeting") to be held on Thursday, March 14, 1996, at 11:00 A.M. California time, in the 38th floor Conference Room of the Union Bank Building at 445 South Figueroa Street, Los Angeles, California 90071, and at any adjournments of the Meeting. All proxies which are properly completed, signed and returned to the Company prior to the Meeting will be voted in accordance with the instructions given therein. Any proxy given by a shareholder may be revoked at any time before it is exercised by filing with the Secretary of the Company an instrument revoking it, by a duly executed proxy bearing a later date, or by any shareholder voting in person at the Meeting.

    The Company has fixed the close of business on January 19, 1996 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournments thereof. On that date the Company had outstanding 3,673,334 shares of common stock, par value $1.00 per share (the "Common Stock"), constituting the only voting securities of the Company. The presence in person or by proxy of more than one-half of the outstanding shares entitled to vote at the Meeting will constitute a quorum. If a quorum is not present at the Meeting, sufficient votes in favor of a proposal are not received by the time scheduled for the Meeting, or the holders of shares present, in person or by proxy, determine to adjourn the Meeting for any other reason, the shareholders present, in person or by proxy, may adjourn the Meeting from time to time. No notice of an adjourned meeting date will be given, other than announcement at the Meeting, unless the adjournment is for more than 30 days or a new record date is set for the adjourned meeting. Any such adjournment will require the affirmative vote of shareholders holding a majority of the shares present, in person or by proxy, at the Meeting. The persons named in the Proxy will vote in favor of such adjournment those shares which they are entitled to vote that voted in favor of all proposals; they will vote against any such adjournment those shares that they are entitled to vote that voted against any proposal. Business may be conducted once a quorum is present and may continue until adjournment of the Meeting notwithstanding the withdrawal or temporary absence of sufficient shares to reduce the number present to less than a quorum. Each shareholder is entitled to one vote for each share of Common Stock then standing in his or her name. Shareholders are not entitled to cumulate their votes for the election of Directors, which means that the holders of a majority of the shares represented can elect the entire Board of Directors.

    Abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will not be counted for or against any proposal to which they relate, but will be counted for purposes of determining whether a quorum is present and will be counted as votes present for purposes of determining a "majority of the outstanding shares" present at the Meeting, as defined in the Investment Company Act of 1940. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of Proposal 3.

    The Company will furnish without charge a copy of its most recent Annual Report and Semi-Annual Report to a shareholder upon request. Such request may be made by calling the Company during business hours at (800) 634-6521, or by writing to the Company at the address set forth above.

    The cost of preparing, assembling, printing and mailing this Proxy Statement and the enclosed proxy form and the cost of soliciting proxies relating to the Meeting will be borne by the Company and Union Bank (the "Adviser"), the Company's present investment advisor. The Company will request banks and brokers to solicit their customers who are beneficial owners of Common Stock listed of record in names of nominees, and will reimburse such banks and brokers for the reasonable out-of-pocket expenses of such solicitations. The original solicitations of proxies by mail may be supplemented by telephone, telegram and personal solicitation by officers and other regular employees of the Company or of Union Bank, but no additional compensation will be paid to such individuals, or the Adviser, on account of such activities.

                     STOCK OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

    The following table sets forth as of December 31, 1995 certain information as to the Common Stock owned beneficially by each person who is known to the Company to own more than 5% of the outstanding Common Stock and all executive officers and Directors as a group.

                             NUMBER OF
                               SHARES      PERCENTAGE OF
NAME AND ADDRESS            BENEFICIALLY    OUTSTANDING
 OF BENEFICIAL OWNER           OWNED          SHARES
--------------------------  ------------   -------------
All executive officers and
 Directors as a group          2,589           0.07%

                             ELECTION OF DIRECTORS

    At the Meeting, six members of the Board of Directors are to be elected, to serve until the Company's next annual meeting of shareholders and until their successors are elected and qualified. It is the intention of the persons named in the accompanying proxy to vote the shares represented thereby for the election of the persons listed below unless a shareholder specifically indicates in his proxy his desire to withhold authority to vote for any of those persons. A plurality of votes cast is required to elect directors.

    At a meeting held on November 9, 1995, the Company's Board of Directors nominated the following slate of Directors. All of these nominees have indicated that they are willing to serve as Directors and that they are able to do so. If, however, any nominee should refuse or be unable to serve, the Board of Directors proxy holders will vote the proxies FOR such other person as the Board of Directors may recommend.

    Directors of the Company serve terms of office which expire on the date of the next annual meeting of shareholders and upon the election of their successors.

    According to information furnished to the Company by the nominees listed below, their principal occupations and affiliations during at least the past five years, their current directorships with other companies, and their beneficial ownership of shares of Common Stock of the Company at December 1, 1995, are as follows:

                                                                                      NUMBER
                                                                      HAS SERVED AS     OF
                                PRINCIPAL OCCUPATIONS,                  DIRECTOR      SHARES
    NAME      AGE            EMPLOYMENT AND DIRECTORSHIPS                 SINCE       OWNED+
------------  --- --------------------------------------------------  -------------   ------
Lorenzo D.    75  Partner  of  Ernst   &  Whinney,   in  charge   of    May, 1981        --
 Courtright       management  consulting  services,  Western Region,
 (1)(2)           and  audit  partner,  until  retirement  in  1980;
                  Financial Reporting Adviser to the Commonwealth of
                  Puerto  Rico from 1981 to 1984; Treasurer, City of
                  Rolling Hills from 1979.
Morris A.     72  President,  Weingart   Foundation  (a   charitable    May, 1980       500
 Densmore         foundation),  from  1983 to  1988;  Executive Vice
 (1)(2)           President, Union Bank, from 1971 until  retirement
                  in 1983.
Stephen J.    73  Vice   President,  Union  Bank,  from  1983  until    May, 1986     1,689
 Dunn(1)          retirement in 1991;  Vice President and  Portfolio
                  Manager  of the  Company from  1983 to  1991; Bond
                  Trader and Portfolio Adviser with Thomson McKinnon
                  from 1981 to 1983.
Clark R.      47  President, Union Capital  Advisors, a division  of    May, 1991        --
 Gates*(2)        Union   Bank,  from  October   1990;  Senior  Vice
                  President, Union Bank,  since October, 1991;  Vice
                  President,  Union  Bank,  from  January,  1990  to
                  October, 1991; Managing Director, Pacific  Century
                  Advisors,  from 1986  to 1989;  Vice President and
                  Director, Dreyfus Service  Corporation, from  1981
                  to 1986.

                                                                                      NUMBER
                                                                      HAS SERVED AS     OF
                                PRINCIPAL OCCUPATIONS,                  DIRECTOR      SHARES
    NAME      AGE            EMPLOYMENT AND DIRECTORSHIPS                 SINCE       OWNED+
------------  --- --------------------------------------------------  -------------   ------
William R.    73  Director, Stepstone Funds (a registered investment    May, 1980       100
 Howell(1)        company),  since  November,  1990;  Vice Chairman,
                  Union Bank, from  1976 until  retirement in  1982;
                  Executive Vice President, Union Bank, from 1969 to
                  1976;  Director of  Municipal Fund  for California
                  Investors, from 1983.
Michael L.    54  Independent  financial  consultant  from  January,    May, 1981       300
 Noel(1)          1995;   Executive  Vice  President,  Mission  Land
                  Company, from  January  1994 until  retirement  in
                  December,   1994;  Senior  Vice  President,  Chief
                  Financial Officer  and  Director,  Mission  Energy
                  Company,  February  1992 to  January  1994; Senior
                  Vice   President,   Southern   California   Edison
                  Company,   April  1991  to   February  1992;  Vice
                  President, Treasurer and Chief Financial  Officer,
                  Southern  California Edison  Company, from October
                  1990 to  April  1991;  Director,  Hancock  Savings
                  Bank,  from  1986;  Director,  Software Toolworks,
                  Inc., from  July, 1989  to April  1994;  Director,
                  Stepstone Funds, from November 1990.

------------------------
+ As of December 1, 1995, no Director or nominee beneficially owned 1% or more of the outstanding Common Stock. As of December 1, 1995, all Directors and officers as a group beneficially owned a total of 2,589 shares of Common Stock of the Company, or less than 1% of the outstanding shares.

* Mr. Gates is an "interested person" of the Company within the meaning of the Investment Company Act of 1940, because he is an officer of Union Bank, which is the Company's present investment adviser and which provides other services to the Company (see "Approval of New Management and Investment Advisory Agreement"). Mr. Gates is also President of the Company.

(1) Member of the Audit Committee. The function of the Audit Committee, which met two times in 1995, is to review the financial statements and control procedures with the officers of the Company and the independent accountants, with a view to assessing and improving the Company's control procedures, determining the adequacy of the audit and understanding the factors which influenced the Company's performance. Results of these reviews are reported to the Board of Directors of the Company. The Audit Committee also has the responsibility of recommending independent public accountants for selection by the Board of Directors. Mr. Courtright is the current Chairman of the Audit Committee.

(2) Member  of the  Executive Committee,  which has the  powers of  the Board of
    Directors in the management of the business and affairs of the Company except the power to recommend to shareholders any action requiring shareholder approval. Mr. Gates is Chairman of the Executive Committee.

   The Board of Directors has no nominating committee. During 1995, the Board of Directors met four times, and all directors attended at least 75% of the meetings. Richard H. Earnest and Kevin R. Rogers, who were last elected directors in 1995, are not standing for reelection. Both are Vice Presidents of Union Bank.

    Set forth below is a table indicating the names and ages of the principal officers of the Company who will not also be Directors of the Company. Although they are not currently affiliated with the New Adviser, such officers and Directors may be employed by the New Adviser following the Mergers.

                                 POSITION WITH           POSITION WITH
        NAME           AGE        THE COMPANY             UNION BANK
---------------------  ---   ----------------------  ---------------------
James V. Atkinson       61   Vice President and      Vice President
                             Portfolio Manager
Richard H. Earnest      57   Vice President          Vice President
Richard Dunchak         55   Treasurer               Vice President
Jonathan A. Wright      47   Secretary               Vice President and
                                                     Senior Counsel

    The principal business address of Mr. Atkinson is Union Bank, 530 "B" Street, San Diego, California 92101. The principal business address of Messrs. Earnest, Dunchak and Wright is Union Bank, 445 South Figueroa Street, Los Angeles, California 90071.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

    Each Director who is not a director, officer or employee of the Adviser or of a corporation affiliated with the Adviser receives a Director's fee of $6,000 per year for his services, which includes fees for attending regular meetings. In addition, such Directors receive $250 for each special meeting attended.

    The following table sets forth the aggregate compensation paid by the Company for the fiscal year ended December 31, 1995, to the Directors who are not affiliated with the Adviser, as well as the aggregate compensation paid to such Directors for service on the Boards of all other registered investment companies advised by the Adviser or its affiliates (the "Adviser Complex"):

                                                 PENSION OR                      TOTAL
                                                 RETIREMENT      ESTIMATED    COMPENSATION
                                                  BENEFITS         ANNUAL     FROM COMPANY
                                 AGGRETATE       ACCRUED AS       BENEFITS    AND ADVISER
                                COMPENSATION   PART OF COMPANY      UPON      COMPLEX PAID
             NAME               FROM COMPANY      EXPENSES       RETIREMENT   TO DIRECTOR
------------------------------  ------------   ---------------   ----------   ------------
L. D. Courtright..............     $6,000            -0-            -0-         $ 6,000(1*)
M. A. Densmore................     $6,000            -0-            -0-         $ 6,000(1*)
S. J. Dunn....................     $6,000            -0-            -0-         $ 6,000(1*)
W. R. Howell..................     $6,000            -0-            -0-         $13,000(14**)
M. L. Noel....................     $6,000            -0-            -0-         $13,000(14**)

------------------------
 * Indicates the Company only.
** Indicates total number of funds in Adviser Complex, plus the Company.

    The Company does not compensate its officers or employees for their services to the Company, which expenses are borne by the Adviser. Reference is made to information under the heading "The New Advisory Agreement and Compensation of the Adviser" for a discussion of fees paid by the Company to the Adviser.

                  SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

    At a meeting held on November 9, 1995, a majority of the independent Directors, who are not interested persons of the Company (as defined in the Investment Company Act of 1940), selected the firm of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending December 31, 1996. The Company is submitting such selection to the shareholders for approval or disapproval. To the best knowledge of the Board of Directors, such firm has no direct or material indirect financial interest in the Company, nor has it served the Company in any capacity other than as independent public accountants.

    A majority of votes cast is required to approve the independent public acountants. Unless otherwise instructed, the proxies will vote to approve the selection of Arthur Andersen LLP.

                           APPROVAL OF NEW MANAGEMENT
                       AND INVESTMENT ADVISORY AGREEMENT

    At the Meeting, the shareholders will be asked to approve a new Management and Investment Advisory Agreement (the "New Agreement") between the Company and The Bank of California, N.A., to be renamed Union Bank of California, N.A. (the "New Adviser"), the banking successor to Union Bank resulting from the pending merger of BanCal Tri-State Corporation into Union Bank. Pursuant to the Investment Company Act of 1940, the combination of the two California banks will result in the termination of the existing Management and Investment Advisory Agreement (the "Old Agreement") between the Company and Union Bank (the "Old Adviser"). If the New Agreement is approved by the Company's shareholders, Union Bank of California, N.A. will become the Company's new investment advisor upon the effective date of the merger. Approval of the New Agreement will be contingent upon the successful completion of the merger on or after April 1, 1996. The Old Agreement was originally approved by the Board of Directors and the disinterested directors on May 11, 1988 and by the shareholders at the Special Meeting held August 10, 1988. It was last submitted to a vote of the shareholders for regular annual approval and approved by the shareholders at the Annual Meeting held May 11, 1995.

    The New Agreement is attached hereto as Exhibit A, with changes from the Old Agreement indicated in bold face type. The material provisions of the New Agreement and the Old Agreement are the same, with the exception of the name of the investment adviser.

    The Board of Directors, in evaluating its recommendation with respect to the New Agreement, has inquired as to whether the New Adviser (1) wants to be the Company's investment adviser, (2) will make the necessary commitment to do so and (3) will allow the present officers to continue in their present capacities. In response, the New Adviser has undertaken to provide the same level and quality of service that was provided under the Old Agreement. The New Agreement was approved by the Board of Directors, including a majority of the disinterested directors, on November 9, 1995.

THE NEW AGREEMENT AND COMPENSATION OF THE ADVISER

    By its terms, the New Agreement continues from year to year so long as its continuance is approved at least annually by vote of a majority of the outstanding voting securities of the Company or by vote of the Board of Directors of the Company and, in either event, by the vote cast in person by a majority of Directors who are not parties to the New Agreement or "interested persons" of any party to the New Agreement, at a meeting called for the purpose of voting on such approval. The New Agreement may be terminated on sixty days' notice by the New Adviser, by the Board of Directors of the Company or by a vote of a majority of the outstanding voting securities of the Company, in each instance without the payment of any penalty. It will automatically terminate upon any assignment. For purposes of the Investment Company Act of 1940, a "majority of the outstanding voting securities" of the Company means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares.

    The New Agreement requires the New Adviser to provide investment management and advisory services to the Company. Under the New Agreement, the New Adviser advises the Company on the composition of its portfolio and provides and bears the costs of research and continuous supervision of the portfolio. The New Adviser is authorized, subject to control by the Company's Board of Directors, to determine which securities are to be bought or sold and in what amounts. The New Adviser is required by the New Agreement to pay for office space, facilities, business equipment and the costs of keeping the Company's accounting records.

    For providing these services, the New Adviser receives a management fee which on an annual basis will amount to 0.5% of the average net asset value of the Company. This fee is computed and accrued weekly and is payable monthly. At December 31, 1995, the Company's total net asset value was $50,120,223, equivalent to $13.64 per share (unaudited figures).

    All costs and expenses incurred in the operation of the Company, other than the expenses specifically assumed by the New Adviser under the New Agreement, are borne by the Company. These costs and expenses include brokerage commissions on portfolio transactions, fees and expenses of directors, interest, taxes, various corporate fees and expenses, auditing and legal fees and expenses incident to any public offering of the shares of the Company.

    The New Agreement provides that if costs and expenses (including the management fee but excluding interest, taxes, brokerage fees and the expenses of any offering of the Company's securities) borne by the Company in any fiscal year exceed 1 1/2% of the first $30 million of the average net asset value of the Company plus 1% of the average net asset value of the Company in excess of $30 million, the New Adviser will pay such excess to the Company on a monthly basis as provided in the Agreement. No such payment under the Company's Old Agreement was required for 1995.

    The Company paid $244,995 for management and investment advisory services in 1995 to the Old Adviser, Union Bank.

PORTFOLIO TRANSACTIONS AND RATE OF TURNOVER

    The Company's investment adviser, subject to the supervision of the Board of Directors of the Company, purchases and sells securities for the Company's portfolio through those brokers or dealers who execute such orders promptly and at prices and under conditions believed to be most favorable to the Company. Certain dealers may be selected for the research, statistical or other services they provide, but best execution and price are the primary considerations in all cases. Purchases and sales of securities traded in the over-the-counter market will be transacted with those persons who, in the opinion of the Company's investment adviser, provide the best prices and executions.

    During 1995, the Company paid no brokerage commissions in connection with the purchase and sale of portfolio securities.

    The rate of portfolio turnover for 1995 was    %.

FURTHER INFORMATION CONCERNING THE PROPOSED NEW ADVISER

    The Old Adviser, Union Bank, is a California state-chartered bank whose majority owner is The Bank of Tokyo, Ltd. ("Bank of Tokyo"), which presently owns approximately 73% of Union Bank's common stock. Under the terms of a proposed merger (i) Bank of Tokyo will merge on April 1, 1996 into The Mitsubishi Bank, Ltd. ("Mitsubishi Bank"), which will change its name to The Bank of Tokyo-Mitsubishi, Ltd. ("Bank of Tokyo-Mitsubishi"), and (ii) as soon as practicable thereafter Union Bank will combine with The Bank of California ("Bank of California"), the California bank subsidiary of Mitsubishi Bank. Bank of California is a Federally chartered bank dating to 1868, is a member of the Federal Reserve System, and is subject to oversight by the Federal Deposit Insurance Corporation and the Office of the Comptroller of the Currency, among others. Bank of California had total assets of approximately $ billion and shareholder equity of approximately $ billion at December 31, 1995. On that date, Union Bank had total assets of approximately $ billion and shareholder equity of approximately $ billion.

    The combination of the California banking subsidiaries of Bank of Tokyo and Mitsubishi Bank will be accomplished pursuant to (i) an Agreement and Plan of Reorganization (the "Reorganization Agreement") among Union Bank, Bank of California and BankCal Tri-State Corporation ("Tri-State"), Bank of California's Delaware holding company, (ii) an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which Tri-State will merge with and into Union Bank, with Union Bank being the surviving corporation, and (iii) a Purchase and Assumption Agreement (the "Purchase Agreement") between Union

Bank and Bank of California, pursuant to which Union Bank will transfer substantially all of its banking business and other assets to Bank of California in exchange for Bank of California's assumption of substantially all of the liabilities of Union Bank and the issuance by Bank of California to Union Bank of 26,117,714 shares of common stock. As a practical matter, the transactions under the Reorganization Agreement, the Merger Agreement and the Purchase Agreement will be effected as a single, integrated transaction.

    Following the transactions described above, Bank of California will be renamed Union Bank of California, N.A. (which, as indicated above, is proposed to be the New Adviser to the Company). The New Adviser will succeed by operation of law to all rights, obligations, properties, assets, investments, deposits, demands, and agreements covered by the Purchase Agreement, and to all properties, assets, investments, agreements, rights and obligations of Union Bank under all fiduciary or representative capacities (e.g., trusts and executorships). After this transfer to the New Adviser of substantially all of Union Bank's banking business, Union Bank will voluntarily relinquish its California banking license and its federal deposit insurance, and will be strictly a bank holding company for the New Adviser and its non-bank subsidiaries and will be renamed UnionBanCal Corporation.

    Immediately following the combination of the California subsidaries, UnionBanCal Corporation will own approximately 94% of the outstanding shares of common stock of the New Adviser. Bank of Tokyo-Mitsubishi will in turn own approximately 81% of the outstanding common stock of UnionBanCal Corporation. In addition to its indirect ownership of the New Adviser through its ownership of 81% of the common stock of UnionBanCal Corporation, Bank of Tokyo-Mitsubishi will also own directly approximately 6% of the common stock of the New Adviser. As a consequence, both UnionBanCal Corporation and Bank of Tokyo-Mitsubishi will be deemed to control the New Adviser for purposes of the Investment Company Act of 1940.

    The New Adviser will be subject to the Glass-Steagall Act. The Glass-Steagall Act, among other things, prohibits, with certain exceptions, bank and bank holding companies from engaging in the business of issuing, underwriting, selling or distributing securities and from affiliating with companies engaged in those activities. Subsequent to the decision of the United States Supreme Court in INVESTMENT COMPANY INSTITUTE v. CAMP, the Board of Governors of the Federal Reserve System issued regulations forbidding a bank holding company or subsidiary thereof from organizing, sponsoring or controlling a registered open-end investment company continuously engaged in distributing its shares but permitting a subsidiary of a bank holding company to serve as investment adviser to a registered investment company, such as the Company, subject to a number of terms and conditions. In the event the New Adviser is prohibited from acting as the investment adviser for the Company, it is expected that the Board of Directors would recommend to the shareholders the selection of another qualified adviser.

    It is anticipated that Union Bank of California, N.A. will also become the investment adviser to the Stepstone Funds, a family of registered mutual funds presently advised by Union Bank. As of December 31, 1995, the Stepstone Funds included the following funds with investment objectives similar to that of the
Company:

                                                                       RATIO OF
                                                     ASSET VALUE     ADVISORY FEE
                                                    (000 OMITTED)   TO NET ASSETS*
                                                    -------------   --------------
Intermediate Bond Fund............................    $138,969           0.50%
Limited Maturity Govt. Fund.......................      35,222           0.30%
Government Securities Fund........................      41,569           0.50%

------------------------
* Excluding fee waivers

DIRECTORS AND OFFICERS OF THE PROPOSED NEW ADVISER

    The following are planned to be the directors and principal executive officers of Union Bank of California, N.A., the New Adviser:

                                      POSITION WITH
NAME                                 THE NEW ADVISER                   BUSINESS BACKGROUND
----------------------------  -----------------------------  ---------------------------------------
Alexander D. Calhoun          Director.                      Of counsel, Graham & James, attorneys,
                                                             since 1992. General Partner, 3638
                                                             Washington Associates. A director of
                                                             Union Bank since 1968.
Richard D. Farman             Director.                      President, Chief Operating Officer and
                                                             Director of Pacific Enterprises since
                                                             1993. A director of Union Bank since
                                                             1988.
Stanley F. Farrar             Director.                      Partner, Sullivan & Cromwell,
                                                             attorneys,  since  1984. A  director of
                                                             Bank of California, N.A. since 1984.

                                      POSITION WITH
NAME                                 THE NEW ADVISER                   BUSINESS BACKGROUND
----------------------------  -----------------------------  ---------------------------------------
Herman E. Gallegos            Director.                      Independent management consultant since
                                                             1982. Director of Pacific Telesis Group
                                                             and Pacific Bell. A director of Union
                                                             Bank since 1988.
Jack L. Hancock               Director.                      Former Executive Vice President of
                                                             Pacific Bell. Director of Whittaker
                                                             Corporation. A director of Union Bank
                                                             since 1994.
Richard C. Hartnack           Vice Chairman of the Board.    Former Executive Vice President of The
                                                             First National Bank of Chicago. Vice
                                                             Chairman of the Union Bank Board since
                                                             1991.
Roy A. Henderson              Vice Chairman of the Board.    Chairman of LoPresti Flight Concepts.
                                                             Former President and Chief Operating
                                                             Officer of Puget Sound Bank. A director
                                                             of Bank of California, N.A. since 1993.
Harry W. Low                  Director.                      Mediator/Arbitrator, Judicial
                                                             Arbitration & Mediation Services, Inc.
                                                             since 1992. A director of Union Bank
                                                             since 1993.
Mary S. Metz                  Director.                      Dean of University Extension,
                                                             University of California, Berkeley
                                                             since 1991. Director of Pacific Telesis
                                                             Group, Pacific Gas & Electric Co. and
                                                             Longs Drugs Stores. A director of Union
                                                             Bank since 1988.
Raymond E. Miles              Director.                      Professor, Haas School of Business,
                                                             University of California, Berkeley
                                                             since 1963. A director of Bank of
                                                             California, N.A. since 1987.

                                      POSITION WITH
NAME                                 THE NEW ADVISER                   BUSINESS BACKGROUND
----------------------------  -----------------------------  ---------------------------------------
J. Fernando Niebla            Director.                      Chairman and Chief Executive Officer of
                                                             Infotec Development, Inc. since 1979. A
                                                             director of Bank of California, N.A.
                                                             since 1994.
Hiroo Nozawa                  Deputy Chairman of the Board   Chairman, President and Chief Executive
                              and Chief Operating Officer.   Officer of Bank of California, N.A.
                                                             since 1994. A director of the
                                                             Mitsubishi Bank Ltd. since 1992 and of
                                                             Bank of California, N.A. since 1994.
Sidney R. Peterson            Director.                      Consultant and private investor since
                                                             1984. Former Chairman and Chief
                                                             Executive Officer of Getty Oil Company.
                                                             Director of Avery Dennison Corporation,
                                                             NICOR, Inc., Global Natural Resources,
                                                             Inc. and Group Technologies
                                                             Corporation. A director of Union Bank
                                                             since 1988.
Carl W. Robertson             Director.                      Managing Director of Warland
                                                             Investments Company since 1985. A
                                                             director of Bank of California, N.A.
                                                             since 1975.
Charles R. Scott              Director.                      Chairman and Chief Executive Officer of
                                                             Leadership Centers USA since 1995. Vice
                                                             Chairman and Director of Pier I
                                                             Imports, Inc. A director of Bank of
                                                             California, N.A. since 1990.

                                      POSITION WITH
NAME                                 THE NEW ADVISER                   BUSINESS BACKGROUND
----------------------------  -----------------------------  ---------------------------------------
Paul W. Steere                Director.                      Member, Bogle & Gates, P.L.L.C.,
                                                             attorneys, since 1966. Director of
                                                             Accordia Northwest, Inc., a subsidiary
                                                             of Accordia, Inc. A director of Bank of
                                                             California, N.A. since 1981.
Henry T. Swigert              Director.                      Chairman of ESCO Corporation since
                                                             1979. A director of Bank of California,
                                                             N.A. since 1989.
Robert M. Walker              Vice Chairman and Director.    Vice Chairman of the Union Bank Board
                                                             since 1992. Former Vice Chairman and
                                                             Chief Credit Officer of Valley National
                                                             Bank of Arizona.
Blenda J. Wilson              Director.                      President of California State
                                                             University, Northridge since 1992. A
                                                             director of Union Bank since 1993.
Kanetaka Yoshida              President and Chief Executive  President and Chief Executive Officer
                              Officer and Director.          of Union Bank since 1993. A director of
                                                             both Union Bank and The Bank of Tokyo,
                                                             Ltd. since 1990.

                REQUIRED VOTE FOR APPROVAL OF THE NEW AGREEMENT

    The Board of Directors of the Company recommends that the shareholders vote in favor of the New Agreement previously described. The favorable vote of the lesser of (i) a majority of the outstanding shares of Common Stock of the Company, or (ii) 67% or more of the shares represented at the Meeting if the holders of more than 50% of the outstanding shares of Common Stock of the Company are present or represented by proxy at the Meeting, is required for such approval. The Board of Directors' proxy holders will vote to approve the New Agreement unless otherwise instructed.

    If the shareholders of the Company approve, the New Agreement will become effective on the date of the merger of BanCal Tri-State Corporation, the parent company of The Bank of California, N.A., into Union Bank. If the shareholders do not approve the New Agreement, the Board of Directors of the Company will attempt to negotiate a new agreement with some other party and submit it for approval to the Company's shareholders.

                                 OTHER MATTERS

    The Board of Directors does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other business should come before the Meeting, the proxies will vote thereon in accordance with their best judgment.

    Please complete and sign the enclosed proxy and return it in the envelope provided so that the Meeting may be held and action taken on the matters described herein with the greatest possible number of shares participating. You may nevertheless vote in person if you attend the Meeting.

                                       By Order of the Board of Directors
                                       JONATHAN A. WRIGHT, Secretary

January  , 1996

                                   EXHIBIT A
                  MANAGEMENT AND INVESTMENT ADVISORY AGREEMENT

    THIS AGREEMENT is made as of the 1ST day of APRIL, 1996 by and between Current Income Shares Inc., a Delaware corporation (hereinafter called the "Fund"), and UNION BANK OF CALIFORNIA, N.A. (hereinafter called the "Manager").

                                    RECITALS

    A. The Fund is engaged in business as a closed-end management investment company and is registered as such under the Investment Company Act of 1940.

    B. The Manager IS UNION BANK OF CALIFORNIA, N.A., WHICH WILL ASSUME THE BANKING AND INVESTMENT MANAGEMENT OPERATIONS OF UNION BANK UPON THE MERGER OF BANCAL TRI-STATE CORPORATION INTO UNION BANK ON OR AFTER APRIL 1, 1996. UNION BANK WILL REMAIN THE ADVISER TO THE FUND UNTIL THE LATER OF APRIL 1, 1996 OR THE EFFECTIVE DATE OF THE MERGER.

    C. THE FUND DESIRES TO RETAIN THE MANAGER TO RENDER SUCH SERVICES IN THE MANNER AND ON THE TERMS AND CONDITIONS HEREINAFTER SET FORTH.

                                   AGREEMENT

    NOW, THEREFORE, in consideration of the foregoing and of the covenants hereinafter contained, the Fund and the Manager hereby agree as follows:

        1. The Fund hereby employs the Manager to provide investment advisory, statistical and research facilities and services, to supervise the composition of the Fund's portfolio and to determine the nature and timing of changes therein and the manner of effectuating such changes, subject to supervision of the Fund's Board of Directors and for the period and on the terms set forth in this Agreement. The Manager hereby accepts such employment and agrees to render the services and to assume the obligations herein set forth, for the compensation herein provided.

        2.  The Manager shall:

            (a) Furnish to the Fund research and statistical and other factual information and reports with respect to securities held by the Fund or which the Fund might purchase. It will also furnish to the Fund such information as may be appropriate concerning developments which may affect issuers of securities held by the Fund or which the Fund might purchase or the businesses in which such issuers may be engaged. Such statistical and other factual information and reports shall include information and reports on industries, businesses, corporations and all types of securities which the Manager may consider appropriate for investment consideration by the Fund, whether or not the Fund has at the time any holdings in such industries, businesses, corporations or securities.

            (b) Furnish to the Fund, from time to time, advice, information and recommendations with respect to the acquisition, holding, or disposal by the Fund of securities held by the Fund or of the types which the Fund is authorized to purchase and determine, subject to control by the Fund's Board of Directors, which securities are to be bought or sold by the Fund and in what amounts.

            (c) Furnish to the Fund necessary assistance in:

                (i) The preparation of all reports now or hereafter required by federal or other laws.

                (ii) The  preparation of  prospectuses, registration  statements and amendments thereto and proxy statements that may be required by federal or other laws or by the rules or regulations of any duly authorized commission or administrative body. However, nothing herein shall obligate the Manager to pay the costs of preparation, printing, or mailing of such prospectuses, registration statements and amendments or proxy statements.

            (d) Furnish to the Fund, at the Manager's expense, office space in the offices of the Manager or in such other place or places as may be agreed upon from time to time, and all office facilities, business equipment, supplies, utilities and telephone service necessary for managing the affairs and investments and keeping the general accounts and records of the Fund (exclusive of the necessary records of the transfer agents, registrars and custodians), and shall arrange, if desired by the Fund, for members of the Manager's organization to serve, without compensation from the Fund, as officers, directors or employees of the Fund.

            (e) In the performance of its duties hereunder the Manager may, in its discretion, purchase without additional cost to the Fund statistical information and other services from other sources.

        3. Except as otherwise expressly provided in this Agreement, the Fund assumes and shall pay or cause to be paid all expenses of the Fund, including without limitation: a(a) all costs and expenses incident to any public offering of shares of the Fund, for cash or otherwise, including those related to the registration of shares under the Securities Act of 1933, as amended, the qualification of shares of the Fund under state securities laws, the printing or other reproduction and distribution of any registration statement (and all amendments thereto) under the Securities Act of 1933, the preliminary and final prospectuses included therein, and any other necessary documents incident to any public offering, the advertising of shares of the Fund, the services rendered by any securities dealers or brokers, and the review by the National Association of Securities Dealers, Inc. of any underwriting arrangements; (b) the charges and expenses of any registrar and any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property; (c) the charges and expenses of auditors; (d) the charges and expenses of any stock transfer or dividend agents appointed by the Fund; (e) broker's commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; (f) all taxes, including securities issuance and transfer taxes, and corporate fees payable by the Fund to federal, state or other governmental agencies; (g) the cost and expense of engraving or printing of stock certificates representing shares of the Fund; (h) fees involved in registering and maintaining registrations of the Fund and of its shares with the Securities and Exchange Commission and with various states and other jurisdictions; (i) all expenses of shareholders' and directors' meetings and of preparing, printing and mailing proxy statements and quarterly, semi-annual and annual reports to shareholders; (j) fees and travel expenses of directors who are not also officers, directors or employees of the Manager or affiliated companies of the Manager; (k) all expenses incident to any dividend reinvestment program; (l) charges and expenses of legal counsel in connection with matters relating to the Fund, including without limitation, legal services rendered in connection with the Fund's corporate and financial structure and relations with its shareholders, issuance of Fund shares, and registrations and qualifications of securities under federal, state and other laws; (m) association dues; (n) interest payable on Fund borrowings; (o) fees and expenses incident to the listing of the Fund shares in any stock exchange; and (p) postage.

        4. For the services to be rendered, the Fund shall pay to the Manager compensation at the annual rate (the "Annual Rate") of five-tenths (0.5) of one percent (1%) of the value of the average net assets of the Fund, calculated as hereinafter set forth. Compensation under this Agreement shall be calculated and accrued weekly commencing on the day following effectiveness hereof, by applying the Annual Rate to the net assets of the Fund as of the close of the last business day of the calendar week for which the fee is being calculated and dividing the sum so computed by the number of calendar weeks ending within the fiscal year. For the purposes of this provision, a week ends within a fiscal year or calendar month when the last business day of that week falls within that year or calendar month. If the contract becomes effective subsequent to the first business day of a week or terminates before the last business day of a week, compensation for such weeks shall be computed on a pro rata basis for the number of business days it is in effect in relation to the number of business days in that week. Subject to the provisions of paragraph 5 hereof, the fees accrued for the weeks ending within each calendar month will be payable as promptly as possible after the end of such calendar month and after completion of the computations contemplated by paragraph 5 hereof.

        5. (a)  For purposes of this paragraph 5:

            (1) "Includable Expenses" shall mean all expenses of the Fund, including amounts payable to the Manager pursuant to paragraph 4 hereof but excluding (i) interest, (ii) taxes, (iii) brokerage fees and commissions payable by the Fund in connection with the purchase or sale of portfolio securities, and (iv) the following costs and expenses incident to any public offering of shares of the Fund: filing fees for the registration and qualification of the Fund's shares under the Securities Act of 1933 and the securities laws of various states, legal and auditing fees and expenses incurred in the preparation and filing of all documents incident to such registration and qualification, the costs of printing the registration statement, the preliminary and final prospectuses forming a part thereof, the underwriting documents filed as exhibits to the registration statement, or any blue sky surveys or memoranda incident to the offerings to be made by the prospectus, fees payable to the National Association of Securities Dealers, Inc. in connection with the offerings described in the registration statement, and the costs of advertising the offering described in the registration statement prior to the effective date thereof.

            (2) "Annualized Includable Expenses" shall mean an amount equal to the Includable Expenses on an accrual basis for the period which is the subject of the calculation multiplied by a fraction, the numerator of which is 12, and the denominator of which is the number of full months within such period.

            (3) "Net Asset Limitation" shall mean an amount equal to one and one-half percent (1 1/2%) of the first thirty million dollars ($30,000,000) of the average net assets of the Fund, plus one percent (1%) of the average net assets of the Fund in excess of thirty million dollars ($30,000,000). In calculating the Net Asset Limitation for any period, the average net assets of the Fund shall be the average of the valuations of the net assets of the Fund as of the close of business on the last day of each calendar week ending within such period.

          (b) Not later than the fifth business day after the end of each  month ending  on a day on which this Agreement is in effect, there shall be computed the Annualized includable Expenses and the Net Asset Limitation for the period commencing with the first day of the fiscal year of the Fund within which the last day of the month just ended fell (the "current fiscal year") and ending on the last day of the month just ended. If the amount of the Annualized Includable Expenses exceeds the Net Asset Limitation, there shall be deducted from the monthly fee then payable to the Manager an amount equal to the difference between (A) one-twelfth ( 1/12) of such excess, multiplied by the number of completed months within the period for which the calculation is being made and (B) all amounts previously deducted pursuant to this subparagraph (b) from the Manager's compensation for the current fiscal year.

          (c) As promptly as possible after the end of a fiscal year of the Fund ending on a date on which this Agreement is in effect, there shall be computed all of the Fund's Includable Expenses for such fiscal year. If the amount thereof, reduced by all amounts previously deducted pursuant to subparagraph 5(b) from the Manager's compensation during such fiscal year exceeds the Net Asset Limitation, computed on the basis of the average of all of the valuations of the net assets of the Fund as of the close of business on the last day of each week ending within such fiscal year, the Manager shall pay the amount of such excess to the Fund promptly, and in all events prior to the publication of the annual report of the Fund for such fiscal year. In the same manner, if the sum of the Net Asset Limitation for such year plus all amounts previously deducted pursuant to subparagraph 5(b) from the Manager's compensation for such fiscal year exceeds the Fund's Includable Expenses for such year, the Fund will promptly pay the Manager the lesser of (A) all amounts previously deducted pursuant to subparagraph 5(b) from the Manager's compensation for such fiscal year or (B) the amount of such excess.

          (d) Appropriate adjustments shall be made in the foregoing computations for the first fiscal year during which the Agreement is in effect to reflect the fact that the Manager will have rendered services hereunder for only a portion of that year.

        6. The services of the Manager to the Fund are not to be deemed exclusive, and the Manager shall be free to engage in any other business or to render similar services to others so long as its services hereunder be not impaired thereby. The Manager assumes no responsibility under this Agreement other than to render the services called for hereunder in good faith, and shall not be responsible for any action of the Board of Directors of the Fund, or any committee thereof, in following or declining to follow any advice or recommendation of the Manager. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Manager to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business, whether of a similar or dissimilar nature.

        7. This Agreement shall remain in effect until MAY 31, 1997, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect from year-to-year thereafter provided it is approved annually, within 90 days of its termination date, by vote of a majority of the outstanding voting securities of the Fund or by vote of the Board of Directors of the Fund and by a majority of the Directors of the Fund (as defined in the Investment Company Act of 1940) who are not parties to this Agreement or "interested persons" (as defined in the Investment Company Act of 1940) of any party to this Agreement, which vote must be cast in person at a meeting called for the purpose of voting on approval of the terms of this Agreement and its continuance; provided, however, that (a) the Fund may, at any time and without the payment of any penalty, terminate this Agreement upon sixty days written notice to the Manager either by majority vote of the Board of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Fund; (b) this Agreement shall immediately terminate in the event of its assignment (within the meaning of the Investment Company Act of 1940) unless such automatic termination shall be prevented by an exemptive order of the Securities and Exchange Commission; and (c) the Manager may terminate this Agreement without payment or penalty on sixty days written notice to the Fund. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at the principal office of such party.

        8. This Agreement shall become effective as soon (1) as it has been approved by a majority of (a) the outstanding voting securities of the Fund and (b) the Directors of the Fund including those Directors who are not parties to this Agreement or "interested persons" (as defined in the Investment Company Act of 1940) of any such party AND (2) THE MERGER OF BANCAL TRI-STATE CORPORATION INTO UNION BANK HAS BECOME EFFECTIVE.

        9. For purposes of this Agreement, a "majority of the outstanding voting securities of the Fund" shall be determined in accordance with the applicable provisions of the Investment Company Act of 1940.

        10. This Agreement shall be construed in accordance with the laws of the State of California and the applicable provisions of the Investment Company Act of 1940. To the extent applicable law of the State of California, or any of the provisions herein, conflict with applicable provisions of the Investment Company Act of 1940, the latter shall control.

    IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written in Los Angeles, California.

                                 CURRENT INCOME SHARES, INC.

                                 By ____________________________________________
                                                     President

                                 UNION BANK OF CALIFORNIA, N.A.

                                 By ____________________________________________
                                 By ____________________________________________

PLEASE MARK IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.

1. ELECTION OF DIRECTORS
   (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

FOR all                / /
nominees listed
below (except
as marked to
the contrary)

WITHHOLD AUTHORITY     / /
to vote for all
nominees
listed at left.

   Lorenzo D. Courtright, Morris A. Densmore, Stephen J. Dunn, Clark R. Gates, William R. Howell and Michael L. Noel

2. PROPOSAL TO APPROVE THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR 1996.

For        / /
Against    / /
Abstain    / /

3. PROPOSAL TO APPROVE THE MANAGEMENT AND INVESTMENT ADVISORY AGREEMENT WITH UNION BANK OF CALIFORNIA, N.A.

For        / /
Against    / /
Abstain    / /

A majority of the above-named proxies present at said Meeting, either in person or by substitute (or if only one thereof shall be present and acting, then that one), shall have and exercise all powers of said proxies hereunder. This proxy will be voted as specified. If no instructions to the contrary are indicated hereon, this proxy will be voted FOR items 1, 2, and 3, shown on this proxy.

The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting and Proxy Statement for the Meeting

                                                   Dated               , 1996

                                     ________________________________________
                                     Signature(s)

                                     ________________________________________

IMPORTANT: In signing this proxy, please sign your name or names on the signature lines in the same way as it appears on the proxy. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such. EACH JOINT TENANT SHOULD SIGN.

         PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE
                  POSTAGE PREPAID ENVELOPE PROVIDED.

PROXY                     CURRENT INCOME SHARES, INC.                     PROXY
            445 SOUTH FIGUEROA STREET, LOS ANGELES, CALIFORNIA 90071
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

  The undersigned shareholder of Current Income Shares, Inc., a Delaware corporation, hereby constitutes and appoints Morris A. Densmore, Stephen J. Dunn and Clark R. Gates, and each of them, the attorneys and proxies of the undersigned, each with full power of substitution, to attend and act for the undersigned at the Special Meeting of Shareholders of said corporation to be held on Thursday, March 14, 1996, at 11:00 A.M. California time, in the Conference Room on the 38th floor of the Union Bank Building at 445 South Figueroa Street, Los Angeles, California 90071, and at any adjournments thereof, and in connection therewith to vote and represent all of the shares of Common Stock of said corporation which the undersigned is entitled to vote as directed on the reverse side.

   Such attorneys and proxies, and each of them, shall have all the powers which the undersigned would have if acting in person. The undersigned hereby revokes any other proxy to vote at such Meeting and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitation hereof, said proxies are authorized to vote in accordance with their best judgment.

       PLEASE MARK THIS PROXY AND SIGN AND DATE IT ON THE REVERSE SIDE
                HEREOF AND RETURN IT IN THE ENCLOSED ENVELOPE.